UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO. )
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THE KOREA FUND, INC.
(Name of Registrant as Specified In Its Charter)
     (Name of Person(s) Filing Proxy Statement, if other than Registrant)
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The Korea Fund, Inc.

Dear Fellow Stockholders:

The Annual Meeting of Stockholders (the “Annual Meeting”) of The Korea Fund, Inc. (the “Fund”) is to be held at 9:30 a.m., Eastern time, on Wednesday, October 29, 2008, at the offices of Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas (at 54th – 55th Streets), 49th floor, New York, New York 10105. Stockholders who are unable to attend the Annual Meeting are strongly encouraged to vote by proxy, which is customary in corporate meetings of this kind. A Proxy Statement regarding the Annual Meeting, a proxy card for your vote at the Annual Meeting, and an envelope – postage-prepaid – in which to return your proxy card are enclosed. You may also vote by touch-tone telephone or through the internet by following the instructions on the enclosed proxy card.

At the Annual Meeting, your Board will be seeking your support to:

1.  Elect one Class II Director.  Your Board has three classes of Directors, and stockholders are asked to elect the Directors of one of those classes at each annual meeting of stockholders.

2.  Approve the declaration of a distribution of long-term and short-term capital gain in fund shares.  As I have written previously, the change in the Fund’s investment manager has led to the realization of considerable gains that are required by the U.S. Internal Revenue Code to be distributed to stockholders to avoid the application of Fund-level taxes. At June 30, 2008, the Fund had approximately $208.8 million ($8.57 per share) and $16.5 million ($0.68 per share) of realized long-term and short-term capital gains, respectively. The Fund also may need to pay out as a part of such required distribution any additional capital gains realized between July 1, 2008 and October 31, 2008. This required distribution is expected to be paid in January 2009. Paying such a distribution in cash would require the sale of additional portfolio holdings, the realized gains from which would need to be distributed at the end of next year. In short, a cash distribution would create a so-called “cascading” effect which would cause the Fund to shrink over time, likely causing its expense ratio to increase. Consequently, your Board has proposed that this distribution of realized gains be paid to a stockholder in Fund shares, unless the stockholder elects to receive the distribution in cash (as you may know, this distribution of Fund shares with a cash election option would be consistent with the approach taken by the Fund last year). Paying a distribution in Fund shares reduces the shrinkage of the Fund in two ways – first, it eliminates the immediate shrinkage resulting from the current distribution because those stockholders not electing cash will, in effect, reinvest their distribution, and second, it eliminates the cascade effect by avoiding the need to sell portfolio holdings to raise cash, which would trigger the realization of additional gains requiring distribution. An added benefit of paying the distribution in Fund shares is that it more easily permits those stockholders wishing to maintain exposure to Korea to retain their positions. The Fund shares issued in connection with the expected distribution of gains will be issued at the lower of the market value of Fund shares or the net asset value of Fund shares. As the Fund’s shares are currently trading at a discount to net asset value, it is likely that those stockholders receiving the distribution in Fund shares will be issued such shares at a price below net asset value. Alternatively, stockholders wishing to raise cash may either sell stock or elect to accept the distribution in cash. Additional information on this proposal is set out in the proxy statement.

As mentioned above, the Fund provided stockholders with the same cash election option last year. Due to unanticipated complications, the notice period for stockholders to make their election was shorter than expected. I wish to confirm that, if this proposal is approved by stockholders, the Fund will endeavor to provide stockholders with a longer notice period in which to make their election for a cash dividend.

Your Board has carefully considered these proposals and believes that they are in the best interests of stockholders. Therefore, your Fund’s Directors recommend that you vote in favor of the nominee for

Class II Director and the declaration of a distribution of long-term and short-term capital gains in Fund shares.

Your Board looks forward to meeting stockholders at the Annual Meeting, at which time we shall be available to discuss any area of your Fund’s activity. Further, our Hong Kong based investment manager will present the investment case to stockholders via teleconference. For stockholders unable to attend this meeting the investment manager’s presentation will be available subsequently on the Fund’s website, www.thekoreafund.com.

Yours very sincerely,

Julian Reid
Chairman of the Board,
on behalf of the Board

STOCKHOLDERS ARE URGED TO SIGN AND DATE THE ENCLOSED PROXY CARD AND MAIL IT IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE, OR TO VOTE BY TELEPHONE OR THROUGH THE INTERNET, SO AS TO ENSURE A QUORUM AT THE MEETING. THIS IS IMPORTANT WHETHER YOU OWN FEW OR MANY SHARES.

THE KOREA FUND, INC.
Notice of Annual Meeting of Stockholders

To the Stockholders of
 The Korea Fund, Inc.:

Please take notice that the Annual Meeting of Stockholders (the “Meeting”) of The Korea Fund, Inc. (the “Fund”) has been called to be held at the offices of Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas (at 54th – 55th Streets), 49th Floor, New York, New York 10105, on Wednesday, October 29, 2008 at 9:30 a.m., Eastern time,

1.	To elect one Class II Director of the Fund to hold office for a term of three years and until his successor shall have been duly elected and qualified;

2.	To approve (a) the issuance of Fund shares at a price below net asset value in connection with a distribution of long-term and short-term capital gains payable in Fund shares (valued at the lower of market price or net asset value, but in no event at less than 95% of market price) or, at the election of the stockholder, in cash, (b) the issuance of Fund shares representing 20% or more of the Fund’s pre-issuance outstanding voting power, and (c) the issuance of Fund shares to a substantial security holder of the Fund; and

3.	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on September 4, 2008 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. The enclosed proxy is being solicited on behalf of the Board of Directors.

By order of the Board of Directors of the Fund

Thomas J. Fuccillo
Secretary

New York, New York
September 22, 2008

It is important that your shares be represented at the Meeting in person or by proxy, no matter how many shares you own. If you do not expect to attend the Meeting, please complete, date, sign and return the applicable enclosed proxy or proxies in the accompanying envelope, which requires no postage if mailed in the United States, or vote by telephone or through the Internet. Please mark and mail your proxy or proxies, or vote by telephone or through the Internet, promptly in order to save the Fund any additional costs of further proxy solicitations and in order for the Meeting to be held as scheduled.

PROXY STATEMENT

GENERAL

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Korea Fund, Inc., a Maryland corporation (the “Fund”), for use at the Annual Meeting of Stockholders, to be held at the offices Allianz Global Investors Fund Management LLC (“AGIFM”), 1345 Avenue of the Americas (at 54th – 55th Streets), 49th Floor, New York, New York 10105, on Wednesday, October 29, 2008 at 9:30 a.m., Eastern time, and at any adjournments or postponements thereof (collectively, the “Meeting”).

This Proxy Statement, the Notice of Annual Meeting of Stockholders, and the proxy card are first being mailed to stockholders on or about September 22, 2008 or as soon as practicable thereafter.

The Board has fixed the close of business on September 4, 2008 as the record date (the “Record Date”) for the determination of stockholders of the Fund entitled to notice of, and to vote at, the Meeting. Stockholders on the Record Date will be entitled to one vote for each full share and a proportionate fraction of a vote for each fractional share held, with no cumulative voting rights, with respect to each matter on which they are entitled to vote. As of the Record Date, there were 24,384,855 shares of common stock of the Fund outstanding (the “Shares”).

If the enclosed proxy is executed and returned, that vote may nevertheless be revoked at any time prior to its use by written notification received by the Fund (addressed to the Fund’s Secretary at the Fund’s principal executive offices, 1345 Avenue of the Americas, New York, New York 10105), by the execution of a later-dated proxy, by the Fund’s receipt of a subsequent valid Internet or telephonic vote, or by attending the Meeting and voting in person. Proxies voted by telephone or through the Internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked. Please note that merely attending the Meeting without voting will not revoke a valid proxy.

All properly executed proxies received in time for the Meeting (as explained on the enclosed proxy card) will be voted as specified in the proxy. Unless instructions to the contrary are marked, proxies will be voted:

Proposal 1. “FOR” the election of the Class II Director nominee Kesop Yun.

Proposal 2. “FOR” approval of (a) the issuance of Fund shares at a price below net asset value in connection with a distribution of long-term and short-term capital gains payable in Fund shares (valued at the lower of market price or net asset value, but in no event at less than 95% of market price) or, at the election of the stockholder, in cash, (b) the issuance of Fund shares representing 20% or more of the Fund’s pre-issuance outstanding voting power, and (c) the issuance of Fund shares to a substantial security holder of the Fund.

The presence at the Meeting, in person or by proxy, of stockholders entitled to cast a majority of the votes entitled to be cast thereat shall be necessary and sufficient to constitute a quorum for the transaction of business. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker “non-votes” will be treated as shares that are present, but which have not been voted. Broker non-votes are proxies received by the Fund from brokers or nominees for which the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor discretionary power to vote on a particular matter. Accordingly, stockholders are urged to forward their voting instructions promptly. Abstentions and broker non-votes will have the effect of a vote against a Proposal.

The Fund provides periodic reports to all stockholders, which highlight relevant information, including investment results and a review of portfolio changes. You may receive an additional copy of the Fund’s annual report for its fiscal year ended June 30, 2008 and a copy of the Fund’s semi-annual report for the six-month period ended December 31, 2007, without charge, by calling the Fund’s shareholder servicing agent at (800) 331-1710 or writing the Fund at c/o Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, New York, New York 10105.

PROPOSAL 1: ELECTION OF CLASS II DIRECTOR

The Board of Directors is divided into three classes, with each Director serving for a term of three years. Only one Class II Director is up for election at the Meeting. The terms of the Class I and Class III Directors do not expire this year.

Persons named in the accompanying proxy card intend, in the absence of contrary instructions, to vote all proxies in favor of the election of the nominee listed below as a Class II Director of the Fund, to serve for a term of three years and until his successor is duly elected and qualifies. Kesop Yun is currently a Class II Director. The nominee has consented to stand for election and to serve if elected. If the nominee should be unable to serve, an event not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Board of Directors to replace that nominee. The Board of Directors has approved the nomination of Mr. Yun as the Class II Director.

Information Concerning the Nominee

The following table sets forth certain information concerning the nominee for Class II Director of the Fund.

Number of
				Portfolios in	Other
		Year		Fund Complex	Directorships
Name,	Position(s)	First		Overseen by	Held by
Address*	Held with	Became a	Principal Occupation(s) During	Director/	Director/
and Age	the Fund	Director	the Past 5 Years	Nominee	Nominee

Kesop Yun (63)	Director	1999**	Director of the Fund; Professor, College of Business Administration, Seoul National University, Seoul, Korea; President, Korean Academic Society of Financial Planning (2008-2010 term). Formerly Director of DWS Global Commodities Stock Fund, Inc. (2004-2005) and DWS Global High Income Fund, Inc. (2001-2005).	1	None

*	For purposes of Fund business, all Directors may be contacted at the following address: c/o Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, New York, New York 10105.

**	Mr. Yun previously served on the Board of the Fund from 1984 to 1988.

Information Concerning Continuing Directors

The following table sets forth certain information regarding the Fund’s Class III and Class I Directors. As noted above, these Directors are not up for election this year.

Class III — Directors Serving Until 2009 Annual Meeting of Stockholders

Number of
				Portfolios in	Other
		Year		Fund Complex	Directorships
Name,	Position(s)	First		Overseen by	Held by
Address*	Held with	Became a	Principal Occupation(s) During	Director/	Director/
and Age	the Fund	Director	the Past 5 Years	Nominee	Nominee

Ronaldo A. da Frota Nogueira (70)	Director	2000	Director of the Fund; Director and Chief Executive Officer, IMF Editora Ltd. (financial publisher); Chairman of the Certification Committee and Director, APIMEC Nacional (Brazilian Association of Investment Professionals and Analysts); Member, Board of the Association of Certified International Investment Analysts (ACIIA). Formerly, Director of DWS Global Commodities Stock Fund, Inc. (2004-2005) and DWS Global High Income Fund, Inc. (1992-2005).	1	None
Richard A. Silver (61)	Director	2006	Director of the Fund; Retired. Formerly, Executive Vice President, Fidelity Investments (2000-2005).	1	None

*	For purposes of Fund business, all Directors may be contacted at the following address: c/o Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, New York, New York 10105.

Class I — Directors Serving until 2010 Annual Meeting of Stockholders

Number of
				Portfolios in	Other
		Year		Fund Complex	Directorships
Name,	Position(s)	First		Overseen by	Held by
Address*	Held with	Became a	Principal Occupation(s) During	Director/	Director/
and Age	the Fund	Director	the Past 5 Years	Nominee	Nominee

Julian Reid (64)	Director and Chairman of the Board	2004	Director and Chairman of the Board of the Fund; Director and Chief Executive Officer of 3a Asset Management Limited (since 1998); Director and Chairman 3a Funds Group (since 1998); President of the Saffron Fund, Inc. (2004); Director and Chairman of the Saffron Fund, Inc. (1994-2004, Chairman since 1998); Director and Chairman of Morgan’s Walk Properties Ltd. (2002-2006) (residential property owner/ manager); Director of JF China Region Fund, Inc. (since 1997); Director and Chairman of Prosperity Voskhod Fund Ltd. (since 2006); Director of ASA Ltd. (closed-end fund) (since April 2008).	1	None
Christopher Russell (59)	Director	2004	Director of the Fund; Associate of GaveKal Research (since 2001) (economic and asset strategy research). Director of each of Candover plc (since 2004) (private equity); Salters Management Company Ltd. (since 2003) (charitable endowment); LIM Japan Fund (since 2002); Enhanced Index Funds (since 2002); Investec High Income Trust plc (since 2001); and JP Morgan Fleming Japanese Smaller Companies Investment Trust plc (since 2006). Director and Chairman of F&C Event Driven Ltd. (since 2007) (fund of hedge funds). Formerly, Director of British Airways Pension Investment Management Company Ltd. (2005-2008).	1	None

*	For purposes of Fund business, all Directors may be contacted at the following address: c/o Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, New York, New York 10105.

All Directors are considered by the Fund not to be “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the Fund, the Fund’s investment manager, RCM Capital Management LLC (“RCM” or the “Manager”), or the Fund’s sub-adviser, RCM Asia Pacific Limited (“RCM AP” or the “Sub-Adviser”).

As of September 18, 2008, the dollar range of equity securities in the Fund owned by each Director was as follows:

Aggregate Dollar Range of
Equity Securities in All Funds
	Dollar Range of Equity	Overseen by Director in Family
Name of Director	Securities in the Fund	of Investment Companies*

Ronaldo A. da Frota Nogueira	Over $100,000	Over $100,000
Julian Reid	$1 − $10,000	$1 − $10,000
Christopher Russell	$10,001 − $50,000	$10,001 − $50,000
Richard A. Silver	$50,001 − $100,000	$50,001 − $100,000
Kesop Yun	None**	None

*	There are no other funds in the same family of investment companies as the Fund.

**	Mr. Yun, as a professor at Seoul National University, is subject to the “Code of Professional Ethics of Government Officials,” which currently prevents him from owning real estate or financial assets in foreign countries (including securities of the Fund).

As of September 18, 2008, all Directors and officers of the Fund as a group owned less than 1% of the outstanding shares of the Fund.

Section 16(a) Beneficial Ownership Reporting Compliance.  The Fund’s Directors, certain officers, investment advisers, certain affiliated persons of the investment advisers and persons who own more than 10% of any class of outstanding securities of the Fund (i.e., the Fund’s Shares) are required to file forms reporting their relationship with the Fund and reports of ownership and changes in ownership of the Fund’s securities with the Securities and Exchange Commission (the “SEC”) and the New York Stock Exchange. These persons and entities are required by SEC regulation to furnish the Fund with copies of all such forms they file. Based solely on a review of these forms furnished to the Fund, the Fund believes that each of the Directors, the relevant officers and investment advisers, the relevant affiliated persons of the investment advisers and the persons who beneficially own more than 10% of the Fund’s Shares has complied with all applicable filing requirements during the Fund’s respective fiscal year ended June 30, 2008, except that due to administrative oversight one late filing was made on Form 3 on behalf of Sang Won Kim, an employee of RCM AP.

To the best of the Fund’s knowledge, as of August 29, 2008, no person owned beneficially more than 5% of the Fund’s outstanding Shares.

Committees of the Board — Board Meetings

The Directors of the Fund participated in six meetings of the Board held in person or by telephone during the fiscal year ended June 30, 2008. Each Director attended at least 75% of the total number of meetings of the Board of Directors and of all committees of the Board on which he served as a regular member.

The Board of Directors seeks to have at least a majority of its members present at annual stockholder meetings. At the Fund’s most recent annual stockholder meeting on October 24, 2007, all of the Directors attended in person.

The Board of Directors has an Executive Committee, an Audit and Compliance Committee, a Valuation Committee, a Governance, Nominating and Remuneration Committee, an Investment Committee, a Contracts Committee and a Korean Affairs Committee.

Audit and Compliance Committee

The Board has an Audit and Compliance Committee consisting of those Directors who are not “interested persons” (as defined in the 1940 Act) of the Fund (“Independent Directors”) and chaired by Mr. Silver. The Audit and Compliance Committee met four times during the fiscal year ended June 30, 2008. The members of the Audit and Compliance Committee are independent, as independence is defined in the listing standards of the New York Stock Exchange applicable to closed-end funds. The Audit and Compliance Committee’s purposes are (i) to oversee the integrity of the Fund’s financial statements, the qualifications and independence of the Fund’s independent registered public accounting firm, and the performance of the Fund’s internal control systems (including disclosure controls and procedures), the Fund’s independent registered public accounting firm, and, as appropriate, the internal controls of certain Fund service providers, and the Fund’s accounting and financial reporting policies and practices; (ii) to oversee the quality and objectivity of the Fund’s financial statements and the independent audit thereof; (iii) to exercise direct responsibility for the appointment, compensation, retention and oversight of the work performed by the Fund’s independent registered public accounting firm for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund; (iv) to act as a liaison between the Fund’s independent registered public accounting firm and the Board; (v) to oversee the Fund’s compliance with legal and regulatory requirements; and (vi) to prepare an audit committee report as required by Item 407 of Regulation S-K to be included in the Fund’s annual proxy statement relating to the election of Directors.

The Board of Directors has adopted a charter for the Audit and Compliance Committee. The charter, which was revised as of April 22, 2008, is available at the Fund’s website: www.thekoreafund.com.

Audit and Compliance Committee’s Pre-Approval Policies and Procedures.  The Audit and Compliance Committee must approve in advance the engagement of the Fund’s independent registered public accounting firm to provide (i) audit or permissible non-audit services to the Fund and (ii) non-audit services to RCM or its control affiliates that relate directly to the Fund’s operations and financial reporting. The Audit and Compliance Committee preapproves such services on at least an annual basis, and receives at least annually a report of all audit and non-audit services rendered in the previous calendar year by the Fund’s independent registered public accounting firm for the Fund and its Affiliated Fund Service Providers (defined on page 13). Such services, including services provided to Affiliated Fund Service Providers, may be preapproved by the Audit and Compliance Committee Chairman, or by any other member of the Audit and Compliance Committee who is an Independent Director and to whom such responsibility has been delegated, so long as the aggregate fees for such services do not exceed certain maximum amounts. In such case, the Audit and Compliance Committee must be notified of such preapproval at its next regularly scheduled meeting.

At a meeting to be held in October 2008, the Audit and Compliance Committee and the Board of Directors of the Fund will consider the selection of PricewaterhouseCoopers LLP (“PWC”) to act as the independent registered public accounting firm for the Fund for the fiscal year ending June 30, 2009. The Fund’s financial statements for the fiscal years ended June 30, 2008 and June 30, 2007 were audited by PWC.

Audit and Compliance Committee Report

In connection with the audited financial statements as of and for the fiscal year ended June 30, 2008 included in the Fund’s 2008 Annual Report (the “Annual Report”), at a meeting held on August 21, 2008, the Audit and Compliance Committee considered and discussed the audited financial statements with management and the independent registered public accounting firm, and discussed the audit of such financial statements with the independent registered public accounting firm.

The Audit and Compliance Committee also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61

(Communications with Audit Committees). The independent registered public accounting firm provided to the Committee the written disclosure and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit and Compliance Committee discussed with representatives of the independent registered public accounting firm their firm’s independence.

The members of the Audit and Compliance Committee are not professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control. Moreover, the Audit and Compliance Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent registered accounting firm. Accordingly, the Audit and Compliance Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit and Compliance Committee’s considerations and discussions referred to above do not provide assurance that the audit of the Fund’s financial statements has been carried out in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States) generally accepted in the United States of America or that the financial statements are presented in accordance with accounting principles generally accepted in the United States of America.

Based on its consideration of the audited financial statements and the discussions referred to above with management and the independent registered public accounting firm and subject to the limitation on the responsibilities and role of the Audit and Compliance Committee set forth in the Audit and Compliance Committee’s Charter and those discussed above, the Audit and Compliance Committee of the Fund recommended to the Fund’s Board of Directors that the audited financial statements be included in the Fund’s Annual Report.

Governance, Nominating and Remuneration Committee

The Governance, Nominating and Remuneration Committee is comprised of all of the Independent Directors and is chaired by Mr. Nogueira. The members of the Committee are independent, as independence is defined in the listing standards of the New York Stock Exchange applicable to closed-end funds. The Governance, Nominating and Remuneration Committee met two times during the fiscal year ended June 30, 2008.

The primary purposes and responsibilities of the Committee are (i) reviewing governance standards of the Board in light of best practices (with the understanding that the Board will seek to conform its practices to what it perceives to be best practices); (ii) screening and nominating candidates for election to the Board as independent Directors in the event that a position is vacated or created; (iii) setting any necessary standards or qualifications for service on the Board; (iv) reviewing any policy matters affecting the operation of the Board and Board committees and making recommendations to the Board as deemed appropriate by the Committee; and (v) establishing and reviewing Director compensation. Directors receive no fees for service on the Governance, Nominating and Remuneration Committee.

The Committee requires that Director candidates have a college degree or equivalent business experience. The Committee may take into account a wide variety of factors in considering Director candidates, including (but not limited to) (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board; (ii) relevant industry and related experience; (iii) educational background; (iv) financial expertise; (v) an assessment of the candidate’s ability, judgment and expertise; and (vi) overall diversity of the Board’s composition.

The Board of Directors has adopted a written charter for the Governance, Nominating and Remuneration Committee. The charter, which was revised as of August 27, 2007, is available at the Fund’s website: www.thekoreafund.com.

The Committee will consider and evaluate nominee candidates properly submitted by stockholders on the same basis as it considers and evaluates candidates recommended by other sources. Appendix A to the charter, as it may be amended from time to time by the Committee, sets forth procedures that must be followed by stockholders to properly submit a nominee candidate to the Committee. Those procedures are set forth in the paragraph below. Recommendations not properly submitted in accordance with these procedures will not be considered by the Committee. The Governance, Nominating and Remuneration Committee has full discretion to reject nominees recommended by stockholders, and there is no assurance that any such person properly recommended and considered by the Committee will be nominated for election to the Board of the Fund.

Shareholders must submit any nominee recommendation for the Committee’s consideration in writing to the Fund, to the attention of the Chairman or Secretary of the Fund, at the address of the principal executive offices of the Fund not less than ninety (90) days nor more than one hundred and twenty (120) days prior to the date of the Board or shareholder meeting at which the nominee would be elected. The shareholder recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”); (B) the class and number of all shares of the Fund owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Fund); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of Directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Fund (as defined in the 1940 Act) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Fund to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected; (iii) the recommending shareholder’s name as it appears on the Fund’s books; (iv) the class and number of all shares of the Fund owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder.

Executive Committee

The Executive Committee is empowered with, and the Directors have delegated to such Committee, all of the powers of the Directors that are not otherwise delegated and that may lawfully be exercised by an executive committee. The Executive Committee is authorized to act when the full Board of Directors is not in session. Mr. Reid serves on the Executive Committee. Messrs. Nogueira, Russell, and Yun serve as alternate members on the Executive Committee. Directors receive no fees for service on the Executive Committee.

Valuation Committee

The Board of the Fund has a Valuation Committee consisting of Messrs. Nogueira and Russell. Mr. Reid serves as an alternate. Directors receive no fees for service on the Valuation Committee. The Board has delegated to the Committee the responsibility to determine or to cause to be determined the fair value of the Fund’s portfolio securities and other assets when market quotations are not readily available. The Valuation Committee reviews and approves procedures for the fair valuation of the Fund’s portfolio securities and periodically reviews information from the Manager and Sub-Adviser regarding fair value and liquidity determinations made pursuant to Board-approved procedures, and makes related recommendations to the full Board and assists the full Board in resolving particular fair valuation and other valuation matters.

Investment Committee

The Board has an Investment Committee consisting of all Directors and chaired by Mr. Russell. Directors receive no fees for service on the Investment Committee. The Board has delegated to the Committee the responsibility to monitor the performance of the Fund and its peer group of funds.

Contracts Committee

The Contracts Committee’s primary function is to review the Fund’s contractual arrangements with RCM and RCM AP and their affiliates. The Committee also reviews contractual and financial arrangements with other parties related to transfer agency, custody, investment accounting and other services. The Committee is comprised of all of the Independent Directors and meets to review at least annually the Fund’s contractual and financial arrangements with RCM and RCM AP and their affiliates.

Korean Affairs Committee

The Board has a Korean Affairs Committee consisting of all Directors and chaired by Mr. Yun. Directors receive no fees for service on the Korean Affairs Committee. The Board has delegated to the Committee the responsibility to monitor the political, economic and market developments (particularly of the securities industry and its regulation) in South Korea.

Services Billed by PWC to the Fund.

Audit Fees.  Audit Fees are fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements. For the Fund’s last two fiscal years, the Audit Fees billed by PWC are shown in the table below:

Fiscal Year Ended	Audit Fees

June 30, 2008	$71,925
June 30, 2007	$78,500

Audit-Related Fees.  Audit-Related Fees are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees” above, including accounting consultations, attestation reports and comfort letters. For the Fund’s last two fiscal years, the Audit-Related Fees billed by PWC are shown in the table below.

Fiscal Year Ended	Audit-Related Fees

June 30, 2008	$0
June 30, 2007	$0

Tax Fees.  Tax Fees are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, and tax distribution and analysis reviews. The table below shows, for the Fund’s last two fiscal years, the aggregate Tax Fees billed by PWC to the Fund.

Fiscal Year Ended	Tax Fees

June 30, 2008	$16,000
June 30, 2007	$8,000

All Other Fees.  All Other Fees are fees related to services other than those reported above under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.” For the Fund’s last two fiscal years, no such fees were billed by PWC to the Fund.

During the periods indicated in the tables above, no services described under “Audit-Related Fees,” “Tax Fees” or “All Other Fees” were approved pursuant to the de minimis exception.

Services Billed by PWC to the Fund’s Manager and Affiliated Fund Service Providers.

PWC billed no “Audit-Related Fees,” “Tax Fees” or “All Other Fees” to RCM or any entity controlling, controlled by or under common control with RCM that provides ongoing services to the Fund (“Affiliated Fund Service Provider”) for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years. RCM became the Fund’s investment manager on April 1, 2007.

Non-Audit Services

The following table sets forth the aggregate fees that PWC billed during the Fund’s last two fiscal years for non-audit services.

		Total Non-Audit Fees Billed to
	Total Non-Audit	RCM and Affiliated Fund
	Fees Billed to Fund	Service Providers	Total of Columns
Fiscal Year Ended	(A)	(B)	A and B

June 30, 2008	$16,000	$3,451,353	$3,467,353
June 30, 2007*	$8,000	$2,249,057	$2,257,057

*	RCM became the Fund’s investment manager on April 1, 2007.

The Fund’s Audit and Compliance Committee gave careful consideration to the non-audit related services provided by PWC to the Fund, RCM and the Affiliated Fund Service Providers, and, based in part on certain representations and information provided by PWC, determined that the provision of these services was compatible with maintaining PWC’s independence.

Stockholder Communications with the Board of Directors

The Board of Directors of the Fund has adopted procedures by which Fund stockholders may send communications to the Board. Stockholders may mail written communications to the Board to the attention of the Board of Directors, The Korea Fund, Inc., c/o Thomas J. Fuccillo, Chief Legal Officer (“CLO”), Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, New York, NY 10105. Stockholder communications must (i) be in writing and be signed by the stockholder and (ii) identify the class and number of Shares held by the stockholder. The CLO or his designee is responsible for reviewing properly submitted stockholder communications. The CLO shall either (i) provide a copy of each properly submitted stockholder communication to the Board at its next regularly scheduled Board meeting or (ii) if the CLO determines that the communication requires more immediate attention, forward the communication to the Directors promptly after receipt. The CLO may, in good faith, determine that a stockholder communication should not be provided to the Board because it does not reasonably relate to the Fund or its operations, management, activities, policies, service providers, Board, officers, stockholders or other matters relating to an investment in the Fund or is otherwise routine or ministerial in nature. These procedures do not apply to (i) any communication from an officer or Director of the Fund, (ii) any communication from an employee or agent of the Fund, unless such communication is made solely in such employee’s or agent’s capacity as a stockholder, or (iii) any stockholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or any communication made in connection with such a proposal.

In addition, the Chairman of the Board is happy to receive communications directly from any stockholder at julianreid@btopenworld.com.

Executive and Other Officers of the Fund.  The table below provides certain information concerning the executive officers of the Fund and certain other officers who perform similar duties. Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal. Officers and employees of the Fund who are principals, officers, members or employees of the Manager, the Sub-Adviser or their affiliates are not compensated by the Fund.

Name, Address*	Position(s)	Length of
and Date of Birth	with the Funds	Time Served	Other Positions

Robert Goldstein 4 Embarcadero Center, San Francisco, CA 94111 2/8/1963	President and Chief Executive Officer	Since 2007	Managing Director, Chief Operating Officer and General Counsel of RCM Capital Management LLC.

Brian S. Shlissel 11/14/1964	Treasurer, Principal Financial and Accounting Officer	Since 2007	Executive Vice President, Director of Fund Administration, Allianz Global Investors Fund Management LLC; Director of 6 funds in the Allianz Global Investors Fund Complex; President and Chief Executive Officer of 37 funds in the Allianz Global Investors Fund Complex; Treasurer, Principal Financial and Accounting Officer of 42 funds in the Allianz Global Investors Fund Complex.

Lawrence G. Altadonna 03/10/1966	Assistant Treasurer	Since 2007	Senior Vice President, Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 37 funds in the Allianz Global Investors Fund Complex; Assistant Treasurer of 42 funds in the Allianz Global Investors Fund Complex.

Thomas J. Fuccillo 03/22/1968	Secretary and Chief Legal Officer	Since 2007	Senior Vice President, Senior Counsel, Allianz Global Investors of America L.P., Vice President, Secretary and Chief Legal Officer of 79 funds in the Allianz Global Investors Fund Complex; Formerly, Vice President and Associate General Counsel, Neuberger Berman, LLC (1991-2004) (asset management).

Youse E. Guia 680 Newport Center Drive, Suite 250 Newport Beach, CA 92660 09/03/1972	Chief Compliance Officer	Since 2007	Senior Vice President, Group Compliance Manager, Allianz Global Investors of America L.P.; Chief Compliance Officer of 79 funds in the Allianz Global Investors Fund Complex; Formerly, Vice President, Group Compliance Manager, Allianz Global Investors of America L.P. (2002-2004); Audit Manager, PricewaterhouseCoopers LLP (1996-2002).

Lagan Srivastava 09/20/1977	Assistant Secretary	Since 2007	Assistant Secretary of 79 funds in the Allianz Global Investors Fund Complex; formerly, Research Assistant, Dechert LLP (2004-2005) (law firm); Research Assistant, Swidler Berlin Shereff Friedman LLP (2002-2004) (law firm).

*	Unless otherwise noted, the address of the Fund’s officers is c/o Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, New York, New York 10105.

Transactions with and Remuneration of Directors and Officers

The Board’s remuneration policy is to emphasize commitment to the Fund, involvement in Fund issues and attendance by Directors at Board meetings. Directors receive an annual retainer fee of $15,000, except the Chairman of the Board, who receives an additional $12,000 annual retainer fee. Except as noted above, each Independent Director receives a fee, paid by the Fund, of $3,000 per Directors’ meeting attended. The Chairman of the Audit and Compliance Committee receives an additional $7,000 annual fee for serving in that capacity. Each Independent Director also receives $3,000 per Audit and Compliance Committee and Contracts Committee meeting attended (there is a $3,000 annual maximum remuneration for attendance at Contracts Committee meetings).

In addition, each Independent Director is eligible to receive a per diem fee for a full day of $1,500 or a pro-rated fee for a lesser period as compensation for taking on special assignments at the request of the Board. Such special assignments must be approved in advance by the Governance, Nominating and Remuneration Committee, except that special assignments for which compensation will be less than $5,000 may be approved in advance by the Chairman of the Governance, Nominating and Remuneration Committee. A report regarding compensation for such assignments is provided to the Governance, Nominating and Remuneration Committee at its next regular meeting.

RCM supervises the Fund’s investments, pays the compensation and certain expenses of its personnel who serve as officers of the Fund, and receives a management fee for its services. The Fund’s other officers are also officers, employees, or stockholders of RCM’s affiliates and are paid a salary by those firms. The Fund makes no direct payments to its officers.

The following Compensation Table provides the aggregate compensation received by each Director from the Fund for the fiscal year ended June 30, 2008. For the calendar year ended December 31, 2007, the Directors and nominees received the compensation set forth in the table below for serving as Directors of the Fund and other funds in the same “fund complex” as the Fund. None of the Directors serves on any other registered investment company in the fund complex advised by RCM and its affiliates. The Fund does not pay retirement benefits to its Directors.

Compensation Table

		Total Compensation from the
	Aggregate Compensation	Fund and Fund Complex*
	from the Fund for the	Paid to Directors/Nominees for the
Independent Director/Nominee	Fiscal Year Ended June 30, 2008	Calendar Year Ended December 31, 2007

Ronaldo A. da Frota Nogueira	$38,500	$50,000
Julian Reid	$50,500	$93,875
Christopher Russell	$38,500	$60,688
Richard A. Silver	$45,500	$60,000
Kesop Yun	$38,500	$44,000

*	The “Fund Complex” includes only funds advised by RCM and its affiliates. RCM took over as investment manager for the Fund on April 1, 2007.

Required Vote.  Election of the nominee for Class II Director, Mr. Yun, requires the affirmative vote of the holders of a majority of Shares present in person or by proxy and entitled to vote thereon.

The Directors unanimously recommend that you vote FOR the election of the nominee set forth in Proposal 1.

PROPOSAL 2: APPROVAL OF (A) THE ISSUANCE OF FUND SHARES AT A PRICE BELOW NET ASSET VALUE IN CONNECTION WITH A DISTRIBUTION OF LONG-TERM AND SHORT-TERM CAPITAL GAINS PAYABLE IN FUND SHARES (VALUED AT THE LOWER OF MARKET PRICE OR NET ASSET VALUE, BUT IN NO EVENT AT LESS THAN 95% OF MARKET PRICE) OR, AT THE ELECTION OF THE STOCKHOLDER, IN CASH, (B) THE ISSUANCE OF FUND SHARES REPRESENTING 20% OR MORE OF THE FUND’S PRE-ISSUANCE OUTSTANDING VOTING POWER, AND (C) THE ISSUANCE OF FUND SHARES TO A SUBSTANTIAL SECURITY HOLDER OF THE FUND

Due to the Fund’s prior investment manager’s “buy and hold” investment style, and as a consequence of substantial changes made to the Fund’s holdings by RCM SF and RCM AP in connection with the transition of the Fund to a new investment manager, the Fund has realized a significant amount of capital gains. Under the U.S. Internal Revenue Code, in order to avoid the application of a Fund-level excise tax, the Fund is required each calendar year to distribute at least 98% of its “capital gain net income” (the excess of capital gains over capital losses) for the 12-month period ending on October 31st. In addition, the Fund will be subject to tax at regular corporate rates on any net capital gains (net long-term capital gains in excess of net short-term capital losses) that are not distributed. Although gains realized through October 31, 2007 already have been distributed, at June 30, 2008, the Fund had approximately $208.8 million ($8.57 per share) and $16.5 million ($0.68 per share) of realized long-term and short-term capital gains, respectively. In addition, the Fund could realize additional capital gains between July 1, 2008 and October 31, 2008, which also may need to be distributed to stockholders. If the Fund were to make a distribution of gains in cash and the Fund remained fully invested, it would need to sell additional portfolio securities to raise the cash to make the distribution. These additional sales would cause the Fund to realize additional gains that in turn would need to be distributed. As a result of this “cascade,” the Fund would shrink, likely causing an increase in the Fund’s expense ratio.

In an effort to reduce the shrinkage of the Fund caused by both the current distribution and future distributions resulting from the ‘cascade’ effect, the Fund intends to make all or part of its distribution of long-term and short-term capital gains in newly-issued Fund shares or, at the election of the stockholder, in cash (a “Cash Election Dividend”). Stockholders that do not make any election, or whose elections are not received in proper form before an appropriate deadline, would receive the distribution in Fund shares.

Shares issued pursuant to the Cash Election Dividend would be issued at the lower of the market price on the payment date (adjusted to reflect the distribution) and the net asset value (“NAV”) on the payment date, but in no case at less than 95% of the market price on the payment date. Because the Fund shares have typically traded at a discount to NAV, it is likely that the shares issued pursuant to the Cash Election Dividend would be issued at a price below NAV.

The full amount of the Cash Election Dividend, whether received in additional Fund shares or in cash, will be taxable to stockholders who are U.S. taxpayers as long-term capital gains and/or ordinary income (for distributions of short-term capital gains). Stockholders will be notified of the allocation of the distribution between long-term and short-term capital gains. For U.S. federal income tax purposes, shareholders receiving their distributions in Fund shares will be treated as having received an amount equal to the fair market value of the Fund shares received. In addition, whether paid in cash or additional Fund shares, the amounts distributed will be net of any applicable withholding taxes. This discussion of the U.S. federal income tax consequences of the Cash Election Dividend are general in nature. Stockholders should consult their own tax advisors regarding their particular situation and the possible application of state, local, and non-U.S. tax laws.

If the shares are issued at less than NAV, the issuance of such shares will result in dilution of the aggregate NAV of the shares of the Fund held by those stockholders who elect to receive the Cash Election Dividend in cash, and such stockholders will, upon completion of the Fund’s payment of the Cash Election Dividend, own a smaller proportional interest in the Fund.

Rule 312.03 of the New York Stock Exchange (“NYSE”) requires that NYSE-listed companies such as the Fund obtain shareholder approval prior to issuing an amount of shares representing 20% or more of the voting power outstanding prior to the issuance of such shares. Rule 312.03 also requires the Fund to obtain shareholder approval prior to issuing shares to any substantial security holder of the Fund. Depending on the identity and number of Fund shares held by persons electing to receive cash in the Cash Election Dividend and the amount of gains to be distributed, the dividend could involve an issuance of 20% or more of the Fund’s pre-issuance outstanding shares, and it could also involve an issuance of shares to a substantial stockholder of the Fund. See above for disclosure regarding stockholders beneficially owning more than 5% of the Fund’s outstanding shares.

In addition, Section 23(b) of the 1940 Act restricts registered closed-end funds such as the Fund from issuing their stock at a price below NAV, although, among other exceptions, it permits such issuances “with the consent of a majority of its common stockholders.” Although it may be possible to interpret applicable law to permit the Cash Election Dividend to be paid without stockholder approval, the Board has determined to seek stockholder approval. At the Meeting, you will be asked to approve the Fund’s ability to issue its stock at a price below NAV in connection with the intended Cash Election Dividend.

Required Vote.  Under the rules of the NYSE, an issuance of shares representing 20% or more of the Fund’s pre-issuance outstanding voting power, or an issuance to a substantial security holder of the Fund, requires approval by a majority of the votes cast on the proposal, provided that the total vote cast on the proposal represents more than 50% in interest of all securities entitled to vote on the proposal. In addition, approval of the Fund’s ability to issue its stock at a price below NAV pursuant to Section 23(b)(2) of the 1940 Act requires the affirmative vote of a majority of its common stockholders.

The Directors unanimously recommend that you vote FOR the approval of the Fund’s ability (a) to issue its stock at a price below NAV, (b) to issue stock representing 20% or more of the Fund’s pre-issuance voting power, and (c) to issue its stock to a substantial security holder of the Fund, all in connection with its Cash Election Dividend.

ADDITIONAL INFORMATION

Manager, Sub-Adviser and Sub-Administrator.  RCM, the Fund’s investment manager, is located at Four Embarcadero Center, San Francisco, California 94111. The Manager retains its affiliate, RCM AP, as sub-adviser to manage the Fund’s investments. RCM AP is located at 21st Floor, Cheung Kong Centre, 2 Queen’s Road Central, Hong Kong.

RCM was founded as Rosenberg Capital Management and began managing assets in 1970. RCM is wholly owned by RCM US Holdings LLC (“US Holdings”). US Holdings is a Delaware limited liability company. RCM AP was formed in 2006 and licensed by the Hong Kong SFC and registered with the SEC in January of 2007. RCM AP is succeeding to all of Allianz Global Investors Hong Kong Limited’s equity management business in Hong Kong. RCM AP and RCM are affiliated companies under common control that are part of the same investment platform. RCM and RCM AP are wholly owned indirect subsidiaries of Allianz SE, a publicly traded insurance and financial services company.

AGIFM is the Fund’s sub-administrator and has its principal offices at 1345 Avenue of the Americas, New York, New York 10105.

Legal Proceedings

The disclosure below relates to AGIFM, certain of its affiliates and their employees. The events described below occurred prior to the appointment of AGIFM as sub-administrator. The Manager, the Sub-Adviser and AGIFM believe that these matters are not likely to have a material adverse effect on the Fund or their ability to perform their respective investment advisory and administration activities relating to the Fund.

In June and September 2004, AGIFM and certain of its affiliates agreed to settle, without admitting or denying the allegations, claims brought by the SEC, the New Jersey Attorney General and the California Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which the Manager serves as investment adviser. Two settlements (with the SEC and New Jersey) related to an alleged “market timing” arrangement in certain open-end funds sub-advised by an affiliate of AGIFM. In February 2006, the plaintiffs voluntarily dismissed RCM from the consolidated market timing lawsuits. Two settlements (with the SEC and California) related to the alleged use of cash and fund portfolio commissions to finance “shelf-space” arrangements with broker-dealers for open-end funds. AGIFM and its affiliates agreed to pay a total of $68 million to settle the claims related to market timing and $20.6 million to settle the claims related to shelf-space. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, brokerage commissions, revenue sharing and shelf-space arrangements, and consented to cease and desist orders and censures. None of the settlements alleged that any inappropriate activity took place with respect to the Fund.

Since February 2004, AGIFM and certain of its affiliates and their employees have been named as defendants in a number of pending lawsuits concerning “market timing” and “revenue sharing/shelf-space/directed brokerage,” which allege the same or similar conduct underlying the regulatory settlements discussed above. The market timing lawsuits have been consolidated in a multi-district litigation proceeding in the United States District Court for the District of Maryland, and the revenue sharing/shelf-space/directed brokerage lawsuits have been consolidated in the United States District Court for the District of Connecticut. Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against AGIFM, or its affiliates or related injunctions. The Manager and the Sub-Adviser believe that these matters are not likely to have a material adverse effect on the Fund or on their ability to perform their respective investment advisory activities relating to the Fund.

The foregoing speaks only as of the date of this document.

Other Matters

The Board of Directors does not know of any matters to be brought before the Meeting other than the proposals mentioned in this Proxy Statement. The appointed proxies will vote on any other business that comes before the Meeting or any adjournment or postponement thereof in their discretion.

Miscellaneous

Proxies will be solicited by mail and may be solicited in person or by telephone by officers of the Fund or personnel of AGIFM. The Fund has retained Broadridge Financial Solutions, Inc. (“Broadridge”) to assist in the proxy solicitation. Broadridge will be paid a fee not to exceed $29,000 plus expenses. The costs and expenses connected with the solicitation of proxies by the Fund’s officers or Broadridge, in person or by telephone, will be borne by the Fund. The Fund will reimburse banks, brokers, and other persons holding the Fund’s shares registered in their names or in the names of their nominees for their expenses incurred in sending proxy material to, and obtaining proxies from, the beneficial owners of such shares.

Solicitation of proxies is being made primarily by the mailing of this Proxy Statement with its enclosures on or about September 22, 2008. As mentioned above, Broadridge will assist in the solicitation of proxies.

As the meeting date approaches, certain stockholders may receive telephone calls from representatives of Broadridge if their votes have not been received. Authorization to permit Broadridge to execute proxies may be obtained by telephonic instructions or electronically transmitted instructions from stockholders of the Fund. If proxies are obtained telephonically, they will be recorded in accordance with procedures that are consistent with applicable law and that the Fund believes are reasonably designed to ensure that both the identity of the stockholder casting the vote and the voting instructions of the stockholder are accurately determined.

If a stockholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone, the stockholder may still submit the proxy card originally sent with this Proxy Statement. Should stockholders require additional information regarding the proxy or a replacement proxy card, they may contact Broadridge toll-free at 1-866-451-3782. Any proxy given by a stockholder is revocable until voted at the Meeting. See “Proxy Statement-General.”

In the event that sufficient votes in favor of any proposal set forth in the Notice of Annual Meeting of Stockholders are not received by October 29, 2008, the persons named as appointed proxies on the enclosed proxy card may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the votes entitled to vote at the Meeting and present thereat in person or by proxy, and will be effective to adjourn the Meeting without further notice to a date not more than 120 days following the Record Date. The persons named as appointed proxies on the enclosed proxy card will vote in favor of such adjournment those proxies that they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

Stockholder Proposals

Stockholders wishing to submit proposals pursuant to Rule 14a-8 under the Exchange Act for inclusion in the proxy statement for the Fund’s 2009 annual meeting of stockholders should send their written proposals to the Secretary of the Fund, c/o Allianz Global Investors Fund Management LLC, at 1345 Avenue of the Americas, New York, New York 10105 by May 25, 2009. The timely submission of a proposal does not guarantee its inclusion.

For nominations of candidates for election as Directors (other than nominations made by or at the recommendation of the Directors) or other business to be properly brought before the annual meeting by a stockholder, the stockholder must comply with the Fund’s By-Laws, which, among other things, require that the stockholder must give timely notice thereof in writing to the Secretary of the Fund, the stockholder must be a stockholder of record, and the notice must contain the information about the nomination or other business that is required by the Fund’s By-Laws. To be timely, any such notice must be delivered to or mailed by certified mail, return receipt requested, and received at the principal executive offices of the Fund not later than 90 days nor more than 120 days prior to the date of the meeting; provided, however, that if less than 100 days’ notice or prior public disclosure is given or made to stockholders, any such notice by a stockholder to be timely must be so received not later than the close of business on the 10th day following the earlier of the day on which such notice of the date of the annual or special meeting was given or such public disclosure was made.

The Fund may exercise discretionary voting authority with respect to stockholder proposals for the Meeting that are not included in the Proxy Statement and form of proxy, but that were timely received by the Fund. Discretionary voting authority is the ability to vote proxies that stockholders have executed and returned to the Fund on matters not specifically reflected on the form of proxy.

By order of the Board of Directors of the Fund

Thomas J. Fuccillo
Secretary

September 22, 2008

PROXY CARD
THE KOREA FUND, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
Annual Meeting of Stockholders — October 29, 2008
The undersigned hereby appoints Brian Shlissel, Thomas J. Fuccillo and Lawrence G. Altadonna, and each of them, the proxies of the undersigned, with full power of substitution in each of them, to represent the undersigned and to vote all shares of The Korea Fund, Inc. that the undersigned is entitled to vote at the Annual Meeting of Stockholders of The Korea Fund, Inc. to be held at the offices of Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas (at 54th – 55th Streets), 49th Floor, New York, New York 10105, on Wednesday, October 29, 2008 at 9:30 a.m., Eastern time, and at any adjournment or postponement thereof. The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and accompanying Proxy Statement and revokes any proxy previously given with respect to the meeting.
THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED. IF NO INSTRUCTIONS ARE INDICATED ON A PROPERLY EXECUTED PROXY, THE UNDERSIGNED’S VOTE WILL BE CAST “FOR” EACH PROPOSAL. THIS PROXY WILL BE VOTED IN THE DISCRETION OF THE PERSONS NAMED AS PROXIES WITH RESPECT TO ANY OTHER MATTER THAT PROPERLY COMES BEFORE THE MEETING.

Note: Please sign this proxy exactly as your name or names appear hereon. Each joint owner should sign. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, partnership or other entity, this signature should be that of a duly authorized individual who should state his or her title.

Signature	Date:

Signature (if held jointly)	Date:

Title if a corporation, partnership or other entity
FOLD HERE
YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND STOCKHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.
Three simple methods to vote your proxy:

1.	Internet:	Log on to www.myproxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote.	Control Number:

2.	Touchtone Phone:	Simply dial toll-free 1-866-437-4675 and follow the automated instructions. Please have this proxy card available at the time of the call.	Check Digit:

3.	Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

PROXY CARD
THE KOREA FUND, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
Annual Meeting of Stockholders — October 29, 2008
TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: ☑
PROPOSALS:

1.	Election of Class II Director	FOR	WITHHOLD

	Kesop Yun	☐	☐

2.	Approval of (a) the issuance of Fund shares at a price below net asset value in connection with a distribution of long-term and short-term capital gains payable in Fund shares (valued at the lower of market price or net asset value, but in no event at less than 95% of market price) or, at the election of the stockholder, in cash, (b) the issuance of Fund shares representing 20% or more of the Fund’s pre-issuance outstanding voting power, and (c) the issuance of Fund shares to a substantial security holder of the Fund.	FOR	AGAINST	ABSTAIN
		☐	☐	☐